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                                                                    Exhibit 10.8

                            INDEMNIFICATION AGREEMENT

                      J.P. MORGAN ACCEPTANCE CORPORATION I
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-A3

      WHEREAS, pursuant to the Mortgage Loan Sale and Servicing Agreement dated as of September 1, 2003 (the "GreenPoint Purchase Agreement"), between Morgan Stanley Mortgage Capital Inc. ("Morgan Stanley"), as purchaser, and GreenPoint Mortgage Funding, Inc. ("GreenPoint"), as seller and as servicer, Morgan Stanley purchased from GreenPoint certain mortgage loans (the "GreenPoint Mortgage Loans");

      WHEREAS, pursuant to the Flow Mortgage Loan Sale and Servicing Agreement, dated October 1, 2003, as amended by Amendment No. 1 thereto dated as of February 24, 2004 (the "BANA Purchase Agreement") between Morgan Stanley, as purchaser, and Bank of America, N.A. ("BANA"), as seller and as servicer, Morgan Stanley purchased from BANA certain mortgage loans (the "BANA Mortgage Loans");

      WHEREAS, pursuant to the Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of November 13, 2003 (the "Cendant/MS Purchase Agreement"), among Morgan Stanley, as purchaser, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust, as sellers (the "Cendant Sellers") and Cendant Mortgage Corporation, as servicer, Morgan Stanley purchased from the Cendant Sellers certain mortgage loans (the "Cendant/MS Mortgage Loans" and, together with the GreenPoint Mortgage Loans and the BANA Mortgage Loans, the "Specified Mortgage Loans");

      WHEREAS, pursuant to a series of Assignment, Assumption and Recognition Agreements, each dated as of March 30, 2004, Sunset Financial Resources, Inc. ("Sunset") acquired from Morgan Stanley all of Morgan Stanley's right, title and interest in the Specified Mortgage Loans;

      WHEREAS, pursuant to a series of Assignment, Assumption and Recognition Agreements, each dated as of June 1, 2004, among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the "Depositor"), Wachovia Bank, National Association (the "Trustee"), as trustee of J.P. Morgan Mortgage Trust 2004-A3, Sunset and the applicable Originator Sellers, the Depositor acquired from Sunset all of Sunset's right, title and interest in the Specified Mortgage Loans;

      WHEREAS, capitalized terms used but not defined in this Indemnification Agreement have the meanings ascribed pursuant to the applicable Purchase Agreements;

      WHEREAS, the Depositor will cause the securitization of the Specified Mortgage Loans pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2004, between the Depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Master Servicer") and the Trustee, and the issuance of Mortgage Pass-Through Certificates, Series 2004-A3 (the

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"Certificates") thereunder, and pursuant to an Underwriting Agreement and
Purchase Agreement, each dated June 24, 2004, each between the Depositor and J.P. Morgan Securities Inc. ("JPMSI"), and the sale of the Certificates thereunder to JPMSI, as underwriter and initial purchaser, respectively;

      WHEREAS, in connection with the securitization of the Specified Mortgage Loans, the Depositor has requested indemnification from Sunset, in respect of certain information to be used in the underwriting or placement of the Certificates;

      NOW THEREFORE, in consideration of the agreements contained herein, and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, Sunset and the Depositor agree as follows:

      1. Indemnification and Contribution.

      (a) Sunset agrees to indemnify and hold harmless the Depositor, its officers and directors and each person, if any, who controls the Depositor within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which the Depositor or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Sunset Information (as defined below) or any omission or alleged omission to state in the Sunset Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and agrees to reimburse the Depositor and each such officer, director and controlling person promptly upon demand for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which Sunset may otherwise have.

            As used herein "Sunset Information" means (x) the information and data concerning the Specified Mortgage Loans set forth on any computer tape (or other electronic or printed medium) furnished to the Depositor and/or JPMSI by Sunset and (y) the information set forth in the Prospectus Supplement of the Depositor, dated June 24, 2004, under the captions "Summary -- The Mortgage Loans", "Description of the Mortgage Pools -- The Mortgage Loans" and "Description of the Mortgage Pools -- Tabular Characteristics of the Mortgage Loans (Aggregate Pool II)", in each case, as such information relates to the Specified Mortgage Loans.

      (b) The Depositor agrees to indemnify and hold harmless Sunset, its officers and directors and each person, if any, who controls Sunset within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which Sunset or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or

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otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Depositor Information or any omission or alleged omission to state in the Depositor Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and agrees to reimburse Sunset and each such officer, director and controlling person promptly upon demand for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Depositor may otherwise have.

            As used herein "Depositor Information" means all information contained in the Prospectus Supplement relating to the Certificates dated June 24, 2004, the accompanying Prospectus, dated February 19, 2004, the Private Placement Memorandum dated June 29, 2004 relating to the privately offered Certificates and any amendment or supplement to any of the foregoing and any other materials used by the Depositor to offer any of the Certificates, in each case other than the Sunset Information constituting a part thereof.

      (c) Promptly after receipt by any indemnified party under this Section 1 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 1, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 1 except to the extent it has been materially prejudiced by such failure; and provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 1.

      If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except as provided in the following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 1 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

      Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ

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counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties.

      The indemnifying party shall not be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

      (d) If the indemnification provided for in this Section 1 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, respectively, in connection with the statements or omissions that result in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified party and indemnifying party shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to Sunset Information, on the one hand, or Depositor Information on the other.

      The parties agree that it would not be just and equitable if contribution pursuant to this Section 1(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in this Section 1(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 1(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 1, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall

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promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act), shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (e) The indemnity and contribution agreements contained in this Section 1 and the representations and warranties set forth in Section 2 shall remain operative and in full force and effect regardless of (i) any termination of the Purchase Agreement, (ii) any investigation made by either the Depositor or Sunset, their directors or officers or any person controlling either of them, by or on behalf of either of them, and (iii) acceptance of and payment for any of the Certificates.

      2. Representations and Warranties. Sunset and the Depositor each represent that:

      (i) such party is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation, as applicable, and has full power and authority to own its assets and to transact the business in which it is currently engaged;

      (ii) such party is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Indemnification Agreement;

      (iii)the execution, delivery and performance of this Indemnification Agreement by such party will not violate any provision of any existing law or regulation or any order decree of any court applicable to such party or any provision of the charter or bylaws of such party, or constitute a material breach of any mortgage, indenture, contract or other agreement to which such party is a party or by which it may be bound; (iv) no proceeding of or before any court, tribunal or governmental body is currently pending or, to the knowledge of each party, threatened against such party or any of its properties or with respect to this Indemnification Agreement or the Specified Mortgage Loans;

      (v) such party has full power and authority to make, execute, deliver and perform this Indemnification Agreement and all of the transactions contemplated hereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Indemnification Agreement. When executed and delivered, this Indemnification Agreement will constitute the legal, valid and binding obligation of such party enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, by the availability of equitable remedies, and by limitations of public policy under applicable securities law as to rights of indemnity and contribution thereunder; and

      (vi) this Indemnification Agreement has been duly executed and delivered by such party.

      3. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Depositor will be mailed, delivered or telegraphed and confirmed to such party at 270 Park Avenue New York, New York 10017 Attention: General Counsel's

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Office or, if sent to Sunset will be mailed, delivered or telegraphed and confirmed to Sunset Financial Resources, Inc., 10245 Centurion Parkway North, Suite 305, Jacksonville, Florida 32256, Attention: Byron Boston.

      4. Miscellaneous. This Indemnification Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Indemnification Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder. Neither this Indemnification Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Indemnification Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument.

                            [Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Indemnification
Agreement to be duly executed by their respective officers hereunto duly authorized, this 29th day of June, 2004.

                                        J.P. MORGAN ACCEPTANCE CORPORATION I

                                        By /s/ Jonathan Davis
                                           ----------------------------------
                                        Name: Jonathan Davis
                                        Title: Vice President

                                        SUNSET FINANCIAL RESOURCES, INC.

                                        By /s/ Thomas G. Manuel
                                           --------------------------
                                        Name: Thomas G. Manuel
                                        Title: EVP

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